EXHIBIT 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

As adopted pursuant to

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of First PacTrust Bancorp, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on May 15, 2003, (the “Report”), I, Regan Gallagher, Controller (Principal Financial and Accounting Officer) of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of March 31, 2003 and December 31, 2002 and results of operations of the Company for the three months ended March 31, 2003 and 2002.

/s/ REGAN GALLAGHER

Name:	Regan Gallagher
Title:	Vice President/ Controller
(Principal Financial and Accounting Officer)

Date: May 15, 2003